SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ____)

Filed by the Registrant

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Filed by a Party other than the Registrant

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Check the appropriate box:

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 Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Dominion Funds, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:

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Aggregate number of securities to which transaction applies:

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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Proposed maximum aggregate value of transaction:

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Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Amount Previously Paid:

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Form, Schedule or Registration Statement No.:

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Filing Party:

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Date Filed:

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The Shepherd Fund,

A Series of Dominion Funds, Inc.

August 28, 2009

Dear Shepherd Fund Investor:

Enclosed is a Notice of Special Meeting of Shareholders to be held on October 8, 2009.

YOUR VOTE ON SEVERAL ISSUES IS VERY IMPORTANT, AS YOUR BOARD OF DIRECTORS CONTINUES TO WORK DILIGENTLY ON YOUR BEHALF.

PROXY SOLICITATION

A PROXY IS ALSO ENCLOSED FOR YOUR SUBMISSION IN THE EVENT YOU ARE UNABLE TO ATTEND. IT IS VERY IMPORTANT FOR YOU TO COMPLETE THIS AND RETURN IT IN THE RETURN ENVELOPE AS SOON AS POSSIBLE OR VOTE VIA THE WEB OR TOUCHTONE PHONE AS FURTHER DESCRIBED IN THE PROXY. YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR ON EACH ISSUE.

MATTERS FOR YOUR CONSIDERATION

The Proxy statement discusses the matters scheduled for consideration at the annual meeting. They include an election of three directors (myself and 2 new independent directors – Charles Thomas McMillen and Derek Way-Jai Lee) to serve on the board of directors; approval of the revision of the fundamental policies of the Shepherd Fund to remove those policies that the board believes are no longer necessary to achieve the investment objectives of the Shepherd Fund; approval or rejection of Sanville & Company as auditors of the Fund; and any other business to come properly before the meeting.

We appreciate your prompt attention to these matters.  We continue to work hard to achieve results for your investment in the Shepherd Fund.

IT IS VERY IMPORTANT THAT YOU VOTE, SIGN AND RETURN THIS PROXY SOLICITATION.

Thank you,

/s/ Paul Dietrich

Paul Dietrich

President

Dominion Funds, Inc.
1613 Duke St.

Alexandria, VA  22314

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held October 8, 2009

Dear Shareholders:

The Board of Directors of the Dominion Funds, Inc. (the “Company”) has called a special meeting of the Shareholders of the Shepherd Fund (the “Fund”), to be held at the offices of the Company, 1613 Duke St., Alexandria, VA  22314, on October 8, 2009 at 10:00 a.m., Eastern Time, for the following purposes:

1.

To elect three (3) Directors to serve until their successors have been elected and qualified, they resign or they are removed.

2.

To revise the fundamental investment policies of the Fund.

3.

To ratify or reject the selection of Sanville & Company as independent registered public accountants of the Fund for the fiscal year ending June 30, 2010; and

4.

To transact such other business as may properly come before the meeting or any adjournments thereof.

Shareholders of record at the close of business on August 14, 2009 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

Important Notice regarding the availability of Proxy materials for the Shareholder Meeting to be held on October 8, 2009: This proxy statement is available at www.proxyvote.com

By Order of the Board of Directors

Paul Dietrich, Secretary

August 28 , 2009

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING.  IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

The Dominion Funds, Inc.

1613 Duke St.

Alexandria, VA  22314

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held October 8, 2009

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Dominion Funds, Inc. (the “Company”), on behalf of the Shepherd Fund (the “Fund), for use at the special meeting of shareholders, to be held at the principal offices of the Company at 1613 Duke St., Alexandria, VA  22314, on October 8, 2009 at 10:00 a.m., Eastern Time, and at any and all adjournments or postponements thereof (the “Meeting”).  The Notice of the Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about August 28 , 2009. Only shareholders of record at the close of business on August 14, 2009 (the “Record Date”) will be entitled to vote at the Meeting.

The presence, in person or by proxy, of the holders of at least the majority of all shares of the Fund shall constitute a quorum for purposes of the Proposals.   Election of Directors requires a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exits.

The Shareholders of the Fund are being asked to consider the following proposals:

I.	To elect three (3) Directors to the Board of Directors.
II.	To revise the fundamental investment policies of the Fund.
III.	To approve Sanville & Company as independent registered public accountants of the Fund.
IV.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

A copy of the Company’s most recent annual report and most recent semi-annual report succeeding the annual report will be provided at no charge by sending a written request to the Company’s transfer agent, Gemini Fund Services, LLC, at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 or by calling 866-270-1222  (toll free).   Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

PROPOSAL 1:  ELECTION OF THREE DIRECTORS

In this proposal, shareholders are being asked to elect Messrs. Dietrich, Lee and McMillen to the Board of Directors, each of whom has agreed to serve on the Board of Directors for an indefinite term.

The Investment Company Act of 1940, as amended (the “1940 Act”) requires a certain percentage of the Directors to have been elected by shareholders before the Board can appoint any new Directors.  Upon shareholder approval of Messrs. Lee, McMillen and Dietrich, the Board of Directors will be composed entirely of shareholder elected Directors, which will exceed the 1940 Act requirement. During the fiscal year ended June 30, 2009, the Board of Directors met one time.  No Director attended fewer than 75% of the regularly scheduled or special meetings of the Board.

Information about the Nominees

Information about the Nominees, including their addresses, ages, principal occupations during the past five years, and other current public directorships, is set forth in the table below.  Unless otherwise noted, the address of each nominee and incumbent Director is: 1613 Duke St., Alexandria, VA  22314.

Independent Director Nominees:

Name, Address and Age	Position(s) Held with Company and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Company Overseen by Nominee for Director	Other Public Directorships Held by the Nominee
Charles Thomas McMillen 1005 North Globe Road Suite 550 Arlington, VA 22201 Age: 57	Director – upon shareholder approval	Indefinite	Chairman / CEO, Homeland Security Capital Corp. , August, 2005 to Present. Chairman and Co-CEO, Secure America Acquisition Corp. , May, 2007 to Present. Chairman/ CEO, Washington Capitol Advisors, LLC , January 2003 to Present. .. Vice Chairman and Director, Fortress International, January, 2007 to August 2009 and Chairman from December, 2004 to January, 2007.	1	0
Derek Way-jai Lee 10 West Street Suite 18A New York, New York 10004 Age: 28	Director – upon shareholder approval	Indefinite	Founder, 21Causes , June, 2006 to Present. Founder, Riverbend Capital Group, July, 2003 to September, 2006.	1	0

The Company has two incumbent Directors, Paul Dietrich and William Powell. Mr. Dietrich is an interested person of the Fund because he is an affiliated person of the investment advisor. Upon shareholder election of the two new Directors, Mr. Powell will resign his position as Director.  Mr. Dietrich is standing for election in order to ensure compliance with regulatory requirements going forward.  The following tables provide information regarding Mr. Dietrich:

Incumbent Director Nominee:

Name, Address and Age	Position(s) Held with Company and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Company Overseen by the Director	Other Public Directorships Held by the Director
Paul Dietrich Age: 59	Director since 2001 Chairman since 2002 President , Secretary and Principal Financial Accounting Officer since 2003	Indefinite term	Chairman, CEO and Co-Chief Investment Officer, Foxhall Capital Management, Inc.; President and Managing Director of Eton Court Asset Management, Ltd. (“Eton Court”) (parent of Foxhall Capital Management, Inc., the Fund’s investment advisor) and President of Foundation Management, Inc., (1999 - present).	1	0

The following table sets forth the dollar range of equity securities beneficially owned by each director Nominee and Director in (i) the Fund, and (ii) on an aggregate basis, in any registered investment companies overseen by the director within the same family of investment companies as the Fund.  This information is provided as of August 1 4 , 2009:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Director Nominees:
Derek Way-jai Lee	$ 0	$ 0
Charles Thomas McMillen	$ 0	$ 0
Incumbent Director Nominee:
Paul Dietrich	$ 1- $ 10,000	$ 1- $ 10,000

Director and Officer Compensation

The following information is provided for all directors of the Fund and for all members of any advisory board who received compensation from the Fund, and for each of the highest paid executive officers or any affiliated person of the Fund who received aggregate compensation from the Fund for the most recently completed fiscal year exceeding $60,000:

Name of Person, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
Paul Dietrich, Director	0	0	0	0

Standing Committees

As of this date, the Fund has no separately designated audit or nominating committees. The entire Board of Directors oversees and monitors the Company’s internal accounting and control structure, its auditing function and its financial reporting process; selects the appointment of auditors for the Fund; reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; reviews the qualifications of the auditor's key personnel involved in the foregoing activities; and monitors the auditor's independence.  The entire Board is responsible for seeking and reviewing nominee candidates for consideration as Independent Directors as is from time to time considered necessary or appropriate and generally will not consider shareholder nominees.  When evaluating a person as a potential nominee to serve as a Director, the Board may consider, among other factors, (i) whether the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director; (ii) whether the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director; (iii) the contribution that the person can make to the Board and the Company, with consideration being given to the person’s business experience, education and such other factors as the Board may consider relevant; (iv) the character and integrity of the person; (v) desirable personality traits, including independence, leadership and the ability to work with the other Directors; and (vi) any other factors deemed relevant and consistent with the 1940 Act.  The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: current Directors, officers and any other source the Board considers appropriate

THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING THE INDEPENDENT DIRECTOR, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.

PROPOSAL 2:  REVISION OF FUNDAMENTAL INVESTMENT POLICIES

In this proposal, shareholders are being asked to approve the revision of the fundamental investment policies that the Fund’s investment advisor  believes are no longer necessary to achieve the investment objective of the Fund:

The Fund is subject to certain policies and restrictions that may not be changed without shareholder approval.   Approval is required of the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy.

It is proposed that the fundamental policies be revised by the removal of the following from the policies of the Fund:

(a)

that the Fund may not “invest, under normal circumstances, less than 65% of the value of the Fund’s total assets in equity securities which management believes have a good potential for capital growth.”

(b)

that the Fund may not “purchase securities of other investment companies, except in connection with a merger, consolidation or acquisition of assets. The exchange traded funds (ETFs) in which the Fund invests from time to time are not investment companies as defined above.”

(c)

that the Fund may not “purchase securities of any company with a record of less than three years’ continuous operation (including that of predecessors), or securities of any company that are restricted as to disposition, if such purchase would cause the cost of the Fund’s investments in all such companies to exceed 5% of the Fund’s total assets taken at market value.”

(d)

that the Fund may not “invest more than 10% of the value of the Fund’s net assets at the time of purchase in foreign securities (i.e., the securities of foreign issuers or obligors), which investment must be made solely through the purchase of United States Dollar denominated American Depository Receipts sponsored by domestic banks or their correspondent banks.”

THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING THE INDEPENDENT DIRECTOR, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE REVISION OF THE FUNDAMENTAL INVESTMENT POLICIES.

PROPOSAL 3 - RATIFICATION OR REJECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors, by unanimous vote, has selected Sanville & Company 1514 Old York Road Abington, PA 19001, to act as independent registered public accountants for the Fund for the fiscal year ending June 30, 2010.  It is not expected that a representative of  Sanville & Company will be present at the Annual Meeting.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE FOR THE SELECTION OF SANVILLE & COMPANY AS INDEPENDENT REGISTERD PUBLIC ACCOUNTANTS FOR THE FUND FOR THE FISCAL YEAR ENDING

JUNE 30, 2010.

OPERATION OF THE FUND

The Fund is an open-end diversified management investment company.  The Fund is a series of shares of common stock, $.001 par value, of Dominion Funds, Inc, which was formed as a Texas corporation on June 5, 1992.  The Fund changed its name from Dominion Insight Growth Fund to Shepherd Large Cap Growth Fund in 2002, and then changed the name again to the Shepherd Fund in 2008.  The Fund’s principal office is located at, 1613 Duke St., Alexandria, VA  22314.  The Board of Directors supervises the business activities of the Fund.  Like other mutual funds, the Fund retains various organizations to perform specialized services.  Foxhall Capital Management, Inc. (the “Advisor”) has been retained under an Investment Advisory Agreement with the Company to serve as the investment advisor to the Fund, subject to the authority of the Board of Directors.  The address of the Advisor is 1613 Duke Street, Alexandria, Virginia 22314.  Gemini Fund Services, LLC (“GFS”), located at 450 Wireless Blvd., Hauppauge, NY 11788, provides the Fund with administration and fund accounting services.  GFS, located at 4020 South 147th Street, Suite 2, Omaha, Nebraska, also provides transfer agency services to the Fund. The Fund also retains Northern Lights Distributors, LLC., 4020 South 147th Street, Omaha, Nebraska 68137 (the “Distributor”), to act as the principal distributor of the Fund’s shares.

THE PROXY

The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed.  The shares represented by each valid proxy received in time will be voted at the Meeting as specified.  If no specification is made, the shares represented by a duly executed proxy will be voted for the election of the Directors, and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Company did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Company revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

The close of business on August 14, 2009 is the record date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof (the "Record Date"). There were 1,858,025.889 shares of beneficial interest of the Shepherd Fund issued and outstanding as of the Record Date.  All shareholders of record on the Record Date are entitled to vote at the Meeting.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

Election of the Directors requires a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exits.   Because Directors are elected by a plurality, non-votes and abstentions will have no effect.

If you have any questions regarding the proposals or about how to cast your vote, please call 1-866-615-7264 (toll free).  Representatives are available to assist you Monday through Friday 9:30 a.m. to 9: 00 p.m. Eastern Time and Saturday 10:00 a.m. to 6:00 p.m. Eastern Time.

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the Directors and officers of the Company beneficially owned, as a group, less than 1% of the outstanding shares of the Fund.

CONTROL PERSONS AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  As of the Record Date, there were no persons known to have a controlling interest in the Fund.  As of the Record Date, the following persons owned 5% or more of the outstanding shares of the Fund:

NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
TD Ameritrade Inc. FBO 9950065291	58.83%	Beneficial
P.O. Box 2226
Omaha, NE 68103-2226

SHAREHOLDER PROPOSALS AND ANNUAL MEETING

The Company has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Company’s proxy statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Company’s proxy materials must be received by the Company within a reasonable time before the solicitation is made. The fact that the Company receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Mr. Paul Dietrich, Secretary, Dominion Funds, Inc., 1613 Duke St., Alexandria, VA  22314.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Shareholders wishing to send communications to the Board of Directors or specific members of the Board should submit the communication in writing to the attention of Mr. Paul Dietrich, Secretary, Dominion Funds, Inc., 1613 Duke St., Alexandria, VA  22314, identifying the correspondence as intended for the Board of the Dominion Funds, Inc. for a specified member of the Board.  The Secretary will maintain a copy of any such communication and promptly forward it to the Board no less frequently than monthly.  The Board will periodically review such communications and determine how to respond, if at all.

COST OF SOLICITATION

                                            The Board of Directors of the Company is making this solicitation of proxies.  The cost of preparing, printing and mailing proxies will be paid by the Company.

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of the Advisor.  As the Meeting date approaches, shareholders of the Fund may receive a call from a representative of the Advisor if the Fund has not yet received their vote. Authorization to permit the Advisor to execute proxies may be obtained by telephonic instructions from Fund shareholders.  Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.  In all cases where a telephonic proxy is solicited, the Advisor is required to ask the shareholder for the shareholder’s full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has unanimously selected Sanville & Co. as the independent registered public accounting firm for the Fund for the fiscal year ending June 30, 2010.  Representatives of Sanville & Co. are not currently expected to attend the Meeting.

The following table presents fees billed in each of the last two fiscal years for services rendered to the Fund by Sanville & Co.:

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the Fund’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements for those years, including interim audit security pricing.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by Sanville & Co. to the Fund for the last two fiscal years.

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
June 30, 2009	$12,000	None	$1,800	None
June 30, 2008	$11,500	None	$1,500	$845

OTHER MATTERS

The Company’s Board of Directors knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the Meeting that the Company did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the persons named as proxies will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Company may only send one proxy statement unless you or the other shareholder(s) request otherwise.  Call or write to the Company if you wish to receive a separate copy of the proxy statement, and the Company will promptly mail a copy to you.  You may also call or write to the Company if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call 866-270-1222  (toll free),  or write to the Company’s transfer agent, Gemini Fund Services, LLC, at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN

 IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

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                                                                                                                                                         M16700-S49398

THE DOMINION FUNDS, INC.

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 8, 2009

The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of the Shepherd Fund (the "Fund"), a series of The Dominion Funds, Inc. (the "Company"), to be held at the offices of the Fund, 1613 Duke St., Alexandria, VA  22314, on October 8, 2009 at 10:00 am., Eastern Time (the “Meeting”), and hereby nominates, constitutes and appoints Paul Dietrich and Heather Leonard, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares the undersigned is entitled to vote at the Meeting and at any and all adjournments or postponements thereof, as fully and with the same force and effect as the undersigned might or could do if personally present on the proposal set forth on the reverse side.

The Proxy shall be voted in accordance with the recommendations of the Board of Directors unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions.  In all other matters, if any, presented at the Meeting and any adjournments or postponements thereof, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Directors, if any.

This Proxy is solicited on behalf of the Company’s Board of Directors, and may be revoked prior to its exercise by filing with the Secretary of the Company an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

PROXY TABULATOR	To vote by Internet
P.O. Box 9112 Farmingdale, NY 11735	1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                                                                 M16699-S49398   KEEP THIS PORTION FOR YOUR RECORDS----------------------------------------------------------------------------------------------------------------------------------------

                                                                                                             DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE DOMINION FUNDS, INC.

The Board of Directors recommends a vote “FOR” the following proposals.

1 a ..   Elect Charles Thomas McMillen to the Board of Directors.

                    ⁪ FOR

                   ⁪ AGAINST

          ⁪ ABSTAIN

   1 b ..   Elect Derek Way-jai Lee to the Board of Directors.

⁪

   1c. ..Elect Paul Dietrich to the Board of Directors.

   2. Approve Revision of Fundamental Investment Policies

3.         Approve Sanville & Company as Independent Registered Public Accountants

NOTE:  Such other business as may properly come before the meeting or any adjournment  thereof.

IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSALS OR ABOUT HOW TO CAST YOUR VOTE, PLEASE CALL 1-866-615-7264.   REPRESENTATIVES ARE AVAILABLE TO ASIST YOU MONDAY THROUGH FRIDAY 9:30 AM TO 9:00 PM EASERN TIME AND SATURDAY 10:00 AM TO 6:00 PM EASTERN TIME.

(Please date this proxy and sign your name as it appears on the label.  Executors, administrators, trustees, etc. should give their full titles.  All joint owners should sign.)

Signature [PLEASE SIGN WITHIN BOX]                 Date                                                                    Signature (Joint Owners)                        Date